                                POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life Variable Annuity Account W (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Janet Chrzan, Eric C. Jones, G. Michael Antrobus and Rise
C. M. Taylor, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-10231) filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such registration statement.

Officer:                        Title:                                                Executed On:
--------                        ------                                                ------------

/s/ Jon A. Boscia               President and Director                                12/9/2003
---------------------------
Jon A. Boscia                   (Principal Executive Officer)


/s/ Todd R. Stephenson          Senior Vice President, Chief Financial Officer and    12/10/2003
---------------------------
Todd R. Stephenson              Director (Principal Accounting Officer and
                                Principal Financial Officer)

/s/ John H. Gotta               Executive Vice President, Chief Executive Officer     12/9/03
---------------------------
John H. Gotta                   of Life Insurance and Director


/s/ Jude T. Driscoll            Director                                              12/10/2003
---------------------------
Jude T. Driscoll

/s/ Barbara S. Kowalczyk        Director                                              12/9/03
---------------------------
Barbara S. Kowalczyk

/s/ See Yeng Quek               Chief Investment Officer and Director                 12/8/03
---------------------------
See Yeng Quek

/s/ Richard C. Vaughan          Director                                              12/9/03
---------------------------
Richard C. Vaughan

Account W Power of Attorney

STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 9th day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                        /s/  Sara A. Hudson
                                                        ------------------------
                                                        Notary Public

My Commission Expires: 12/12/2005

STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

         On this 10 of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Todd R. Stephenson, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                        /s/ Sharlene K. Honegger
                                                        ------------------------
                                                        Notary Public

My Commission Expires: 2/29/08

STATE OF CONNECTICUT       )
                           ) SS:
COUNTY OF HARTFORD         )

         On this 9/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                        /s/ Martha Jarvis
                                                        ------------------------
                                                        Notary Public

My Commission Expires: Sep. 30, 2007

STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 10/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jude T. Driscoll, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                        /s/ Joann Murphy
                                                        ------------------------
                                                        Notary Public

My Commission Expires: October 31, 2005

Account W Power of Attorney

STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 9/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Barbara S. Kowalczyk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                        /s/ Sara A. Hudson
                                                        ------------------------
                                                        Notary Public

My Commission Expires: 12/12/2005

STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 8/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared See Yeng Quek, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                        /s/ Joann Murphy
                                                        ------------------------
                                                        Notary Public

My Commission Expires: October 31, 2005



STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 9/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                        /s/ Sara A. Hudson
                                                        ------------------------
                                                        Notary Public

My Commission Expires: 12/12/2005